UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Institutional Large-Cap Value Fund	June 30, 2012

Highlights
  Signs of a self-sustaining economic recovery buoyed investor optimism and carried market indices higher through the first few months of the year until market volatility returned along with rising global political and economic uncertainty.

  The Institutional Large-Cap Value Fund recorded a positive return of 6.61% while underperforming the Russell 1000 Value Index return of 8.68% and the Lipper Large-Cap Value Funds Index return of 7.60%.

  We found compelling opportunities to increase our holdings of market-leading companies that we believe, on average, will outperform their peers, even in an uncertain market environment.

  Concern over continued fiscal issues in Europe accompanied by slower growth in emerging markets will likely result in a more muted economic recovery. However, we believe your fund is appropriately positioned for a sluggish economic recovery.

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Large-Cap Value Fund

Dear Investor

Signs of a self-sustaining economic recovery buoyed investor optimism and carried market indices higher through the first few months of the year. However, the mood turned sour in April as dormant fears over the European fiscal situation, an emerging markets slowdown, and a prolonged domestic malaise all reared their ugly heads. Despite the volatility, for the six-month period, the Institutional Large-Cap Value Fund recorded a positive return of 6.61% but underperformed the Russell 1000 Value Index return of 8.68% and the Lipper Large-Cap Value Funds Index return of 7.60%.

Since your portfolio’s inception in 2000, it has outpaced both the broader market and the Lipper Large-Cap Value Funds Index by posting an annualized gain of 5.61% versus 3.92% for the Russell 1000 Value Index and 2.12% for the Lipper value benchmark. (Annualized returns for the portfolio were -0.42%, -1.60%, and 5.54% for 1-, 5-, and 10-year periods ended June 30, 2012, respectively. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-638-8790 or go to troweprice.com. The portfolio’s expense ratio was 0.59% as of its fiscal year ended December 31, 2011.)

We wish it were more a consequence of “April fools” than “déjà vu all over again,” but the market continues to grapple with the demands of traversing uncharted territory in this post-financial crisis era. As we have mentioned in recent investor letters, we do not believe what we are experiencing is anywhere near what we survived in 2008–2009, but we must caution against the unconditional belief that a recovery from those years means that markets will follow a consistent, upward trajectory. We believe the world will be able to muddle through its current challenges, but several important questions remain to be answered. How will Europe fare as the debt crisis and age of austerity play out? How will China’s transition from an infrastructure-focused to a consumer-focused economy affect the country’s growth? What role will the U.S. play in the world as we develop our growing energy resources and manufacturing capabilities? While it’s obvious that we can neither predict nor influence the outcome of these events, we can remain steadfast in our approach of selecting stocks that represent compelling values for inclusion in your portfolio. In fact, these periods of uncertainty give us opportunities to leverage our fundamental, bottom-up research process and add to stocks of high-quality companies.

Portfolio Review

Despite the challenging economic landscape facing many of the world’s financial companies, the portfolio’s holdings in the sector were the overall top contributors to performance for the first half of the year. Bank of America, U.S. Bancorp, Wells Fargo, and JPMorgan Chase all rallied in March after receiving generally positive results from the Federal Reserve’s 2012 capital “stress test.” For some banks, with the results of the stress test also came approval from the Fed for enhanced dividends and/or share buybacks, which has played a central part in our thesis. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Conversely, shares of global investment bank Morgan Stanley weighed on your portfolio’s results, as investors grew concerned about the company’s recent Moody’s downgrade as well as its exposure to the European debt crisis. We believe Morgan Stanley’s European exposure is manageable and that the company is not being rewarded for the structural changes it has made to its business model that should result in a less volatile earnings profile over time. Shares of Morgan Stanley have traded at nearly half of their tangible book value, creating a compelling risk/reward opportunity.

In addition to financials, your portfolio’s health care holdings were also strong contributors to performance during the period. We have favored pharmaceutical stocks in recent years as they have been largely ignored by the market despite having strong cash generation and attractive dividend yields, as well as being somewhat immune from the volatility surrounding the health care reform debate. Pfizer and Merck, two of the largest holdings in your portfolio, performed exceptionally well as investors began to look beyond recent patent expirations and focus on the inherent value in these companies’ strong drug pipelines.

Strong performance in health care was aided by holdings outside of pharmaceuticals, including laboratory equipment maker Thermo Fisher Scientific and medical technology company Covidien. Thermo Fisher Scientific shares suffered amid slower spending by its academic and government customers due to anticipated budget cuts, as well as questions about its ability to maintain growth outside the U.S. However, investors began to regain confidence in the company as it continued to deliver on stated performance targets. Covidien also performed well after reporting strong organic revenue growth driven by its earlier acquisition of EV3, a maker of stents and other devices.

Gains were not limited to health care and financials as holdings across all sectors, except for energy and utilities, made a positive contribution during the period. Shares of Ingersoll-Rand, a diversified industrial manufacturer with a focus on climate control machinery, rose after a prominent hedge fund established a stake in the company and announced that it will seek ways to maximize shareholder value. We believe shares could also get a boost from an improving housing market as the company appears to be well positioned to take advantage of increasing demand. Among consumer discretionary holdings, shares of cable companies Time Warner Cable and Comcast boosted performance as well. Cable and media companies have been solid investments during the past few years as most have strong, recurring free cash flow and relatively inelastic consumer demand.

Energy stocks have enjoyed strong gains over recent years, but during the past few months, the sector has had to endure the one-two punch from a slowdown in the global economy and an increase in U.S. oil and natural gas supplies. This combination created a ripple effect that was felt across all industries within energy. The worst performers among your portfolio’s holdings included stocks as varied as Total (integrated oil company), CONSOL Energy (coal and natural gas production), Newfield Exploration (oil and gas exploration), and Baker Hughes (oil field services). We trimmed our positions in selected energy holdings during the period because we believe commodity prices will remain muted in the near to medium term. While we make no assumption regarding global growth, we believe we have insight into the prospects for domestic production of oil and gas. This country has vast, untapped resources along with ever-improving technology—a combination that we believe will lead to ample supplies for the foreseeable future. While we continue to like energy and its prospects in an improved demand environment, we aim to concentrate our holdings among companies that we believe to have a significant cost, market share, or technological advantage. In the following section we highlight a few of our largest recent trades within the sector.

Within utilities, Exelon and Entergy detracted from performance as declining natural gas prices more than offset improvements in the supply/demand balance of electricity, resulting in lower power prices and lower earnings for power producers. We expect that both companies will benefit from firming natural gas prices and an improving demand environment in the U.S. power markets.

Portfolio Strategy and Changes

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your portfolio. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when we make our investment decisions. Indeed, our portfolio turnover has been consistently lower than the average of our peers.

We focus a great deal on understanding both the return potential and risk associated with a given company when selecting the appropriate investments for your portfolio. Our approach is predicated on identifying companies where we believe the investment’s implicit upside is significantly greater than its inherent risk. We have a particular affinity for companies that generate strong free cash flow and are trading at a discount to our estimated sum-of-the-parts valuation. While we may not always be right, if we can successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peer universe over time.

During the past six months, we initiated new positions or added to existing holdings of companies across all sectors that we believed represented compelling valuation opportunities, but we maintain a bias toward quality as we continue to weather an uncertain market environment. As a result, we funded new investments with sales of holdings that have performed well and no longer enjoy discounted valuations while also taking the opportunity to sell lower-quality holdings outright. We made notable trades within the financials, industrials, energy, and consumer staples sectors.

JPMorgan’s much-publicized trading loss weighed on the stock in the second quarter, but the bank still ended with a solid gain for the period. While certain challenges still lie ahead for JPMorgan, we added to your portfolio’s position as we believe the market may have overly penalized the stock. We still believe that JPMorgan is a best-in-class franchise and that its performance will continue to outpace its peers over time.

Also within financials, we initiated a position in insurance broker XL Group. The company recently hired a new CEO who we believe has a clear and thoughtful strategy for improving operating margins and return on equity while continuing to grow selected business lines.

We initiated a position in UTX Technologies, a high-quality diversified global infrastructure company, as shares traded down following its announced acquisition of rival aerospace company Goodrich. We believe the addition of Goodrich solidifies its market leadership in aerospace, an industry that should enjoy long-term secular tailwinds from steady airline traffic growth and higher aircraft replacement demand.

Our largest sale during the period was integrated oil company Total. We have been patient investors in Total for several years but decided to reduce our position as shares have continued to underperform peers due to poor operational execution and capital allocation policies. We reinvested those funds across the portfolio, but within energy specifically, we started a position in Hess and also added to CONSOL Energy. Hess shares declined along with the rest of the energy complex this year, but our analysis leads us to believe that fundamentals will begin to improve with better capital discipline and a normalized production environment. CONSOL shares suffered due to weaker metallurgical coal demand in China, but we believe shares are still undervalued given the upside potential from the natural gas segment of its business.

Consumer staples stocks were among the market’s top performers last year as many investors placed a premium on low volatility or perceived “safer” sectors such as staples, utilities, and health care. Staples generally underperformed the market over the first six months of the year on concerns about the health of the consumer, as well as consistent input cost inflation. However, we were able to take profits in Kimberly-Clark as well as Beam as both performed exceptionally well versus their peers and the market. We used market weakness to add to your portfolio’s position in Procter & Gamble as shares fell after management lowered earnings guidance on slower market growth and share loss in developed markets. We remain patient with our Procter investment as we believe the company’s tremendous geographic reach and expansive brand portfolio will be a competitive benefit over time. Shares of PepsiCo fell early in the year as management lowered its earnings expectations due to stepped-up investments in its brand portfolio and productivity initiatives, as well as increased commodity costs. We continue to like PepsiCo for its strong slate of global beverages and snacks, and we used this opportunity to add to your portfolio’s position in the name.

Outlook

We believe concern over continued fiscal issues in Europe accompanied by slower growth in emerging markets will result in a more muted economic recovery. However, we believe your portfolio is appropriately position for a continued sluggish economic recovery, and we will continue to work closely with our in-house proprietary research analysts to select stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity. As always, we will concentrate our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

Brian C. Rogers

John D. Linehan

Mark S. Finn
Cochairmen of the fund’s Investment Advisory Committee

July 25, 2012

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

Risks of Investing in the Fund

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Glossary

Lipper index: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 1000 Value Index: A market capitalization-weighted index of those firms in the Russell 1000 with lower price-to-book ratios and forecast growth rates.

Portfolio Highlights

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Large-Cap Value Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2012 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/12	Value 12/31/11
T. Rowe Price Reserve Investment Fund, 0.16%	¤	¤	$ 9^	$ 64,321	$ 71,086
Totals			$ 9	$ 64,321	$ 71,086

¤ Purchase and sale information not shown for cash management funds.
^ Excludes earnings on securities lending collateral invested in the T. Rowe Price Reserve Investment Fund, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 64,321
Dividend income	9
Interest income	-
Investment income	$ 9
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2012 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $812,686)	$	894,157
Receivable for shares sold		1,540
Receivable for investment securities sold		1,219
Dividends receivable		1,064
Other assets		45
Total assets		898,025
Liabilities		
Obligation to return securities lending collateral		52,302
Payable for investment securities purchased		1,321
Investment management fees payable		358
Payable for shares redeemed		150
Due to affiliates		8
Other liabilities		23
Total liabilities		54,162
NET ASSETS	**$**	**843,863**
Net Assets Consist of:		
Undistributed net investment income	$	8,059
Accumulated undistributed net realized loss		(39,546)
Net unrealized gain		81,471
Paid-in capital applicable to 64,553,138 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		793,879
NET ASSETS	**$**	**843,863**
NET ASSET VALUE PER SHARE	**$**	**13.07**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

6 Months Ended 6/30/12
Investment Income (Loss)		
Income		
Dividend	$	9,665
Securities lending		75
Interest		1
Total income		9,741
Expenses		
Investment management		2,171
Shareholder servicing		2
Prospectus and shareholder reports		32
Custody and accounting		74
Registration		38
Legal and audit		10
Directors		5
Miscellaneous		8
Total expenses		2,340
Net investment income		7,401
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		3,360
Futures		(913)
Foreign currency transactions		1
Net realized gain		2,448
Change in net unrealized gain on securities		38,448
Net realized and unrealized gain		40,896
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**48,297**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($000s)

6 Months Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 7,401	$ 11,945
Net realized gain	2,448	1,901
Change in net unrealized gain (loss)	38,448	(15,208)
Increase (decrease) in net assets from operations	48,297	(1,362)
Distributions to shareholders		
Net investment income	–	(11,743)
Capital share transactions*		
Shares sold	118,944	343,737
Distributions reinvested	–	11,698
Shares redeemed	(52,034)	(157,161)
Increase in net assets from capital share transactions	66,910	198,274
Net Assets		
Increase during period	115,207	185,169
Beginning of period	728,656	543,487
End of period	**$ 843,863**	**$ 728,656**
Undistributed net investment income	8,059	658
*Share information		
Shares sold	9,130	27,952
Distributions reinvested	–	1,002
Shares redeemed	(4,015)	(12,582)
Increase in shares outstanding	5,115	16,372

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2012 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Value Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2012, the fund held no derivative instruments.

Additionally, during the six months ended June 30, 2012, the fund recognized $913,000 of loss on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2012, the value of cash collateral investments was $52,302,000, and the value of loaned securities was $52,200,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $137,121,000 and $70,843,000, respectively, for the six months ended June 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2011, the fund had $24,146,000 of available capital loss carryforwards, which expire as follows: $3,746,000 in fiscal 2016, and $19,063,000 in fiscal 2017; $1,337,000 have no expiration.

At June 30, 2012, the cost of investments for federal income tax purposes was $829,241,000. Net unrealized gain aggregated $64,916,000 at period-end, of which $123,077,000 related to appreciated investments and $58,161,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $49,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. The Board concluded that, based on the profitability data it reviewed, the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and that the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012